PRIDE INTERNATIONL RIG STATUS
April 30, 2004

OFFSHORE FLEET

Current Contract[1]
Rig Name	Design	Area	From	To	Dayrate[2]	Comments
OWNED UNITS
Drillships — 2
Pride Africa	10,000’ WD, DP	W Africa	Oct-99	Jun-05	Low $160s
			Jul-05	Jul-10	Mid $150s
Pride Angola	10,000’ WD, DP	W Africa	May-00	May-05	Low $160s
			Jun-05	Jun-10	Mid $150s
Semisubmersibles — 10
Pride Brazil	5,000’ WD, DP	Brazil	Jul-01	Jul-06	Mid $130s
Pride Carlos Walter	5,000’ WD, DP	Brazil	Jun-01	Jun-06	Mid $130s
Pride North America	7,500’ WD, Conv	W Africa	Aug-99	Aug-04	Mid $160s
Pride North Sea	1,000’ WD, Conv	N Africa	Nov-02	Jun-04	High $50s
Pride South America	4,000’ WD, DP	Brazil	Jan-03	Jan-05	High $70s
Pride South Atlantic	1,500’ WD, Conv	Brazil	Jan-04	Aug-04	Mid $60s	Started 1/15/04
Pride South Pacific	6,500’ WD, Conv	W Africa	Apr-04	Sep-04	Low $70s	New contract started 4/15/04
Pride South Seas	1,000’ WD, Conv	Mexico	Oct-02	Jun-05	Low $50s
Pride Venezuela	1,500’ WD , Conv	Trinidad
Pride Mexico	2,650’ WD , Conv	Mexico	Oct-03	Apr-07	High $40s
Jackups — 35
International (8)
Pride Cabinda	300’ ILC	W Africa	Aug-00	Aug-05	Low $50s
Pride Hawaii	300’ ILC	SE Asia	Nov-03	May-05	Low $50s
Pride Montana	270’ ILC	Mid-East	Jun-01	Jun-04	Mid $40s
Pride North Dakota	250’ ILC	W Africa	Oct-02	Oct-04	Low $60s
Pride Ohio	250’ ILC	Mid-East	Apr-02	Jun-04	High $30s
Pride Pennsylvania	300’ ILC	India	Jun-03	Jun-06	Mid $50s	In shipyard for +/- 90 days for 5-yr survey and upgrade during 1Q-2Q04
Pride Rotterdam	205’ Accom	N Sea	Oct-02	May-04	Mid $30s	Upgrade for +/- 30 days in 3Q04
			May-04	Mar-05	Low $40s	New contract
Pride West Virginia	300’ ILC	India	Nov-02	Nov-04	Low $50s
Gulf of Mexico — Mexico (14)
Pride Alabama	200’ MC/TD	Mexico	Jul-03	Jul-07	Mid $30s
Pride Alaska	250’ MC/TD	Mexico	Nov-02	Jul-05	Mid $30s
Pride Arkansas	200’ MC/TD	Mexico	Nov-03	Oct-06	Mid $30s
Pride California	250’ MS/TD	Mexico	Aug-02	Oct-05	Low $30s
Pride Colorado	200’ MC/TD	Mexico	Jul-03	Mar-07	Mid $30s
Pride Louisiana	250’ MS/TD	Mexico	Apr-02	Jul-06	Low $30s
Pride Mississippi	200’ MC/TD	Mexico	Sep-02	Apr-05	Mid $30s
Pride Nebraska	200’ MC/TD	Mexico	Nov-02	Jan-06	Mid $30s
Pride Nevada	200’ MC/TD	Mexico	Apr-02	Jul-06	Low $30s
Pride Oklahoma	250’ MS/TD	Mexico	Sep-02	Apr-05	Mid $30s

1	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

2	Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

The information in this release contains forward-looking statements within the meaning of section 27a of the securities act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Key:
DP- Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

PRIDE INTERNATIONL RIG STATUS
April 30, 2004

Offshore Fleet (cont’d)

Current Contract[1]
Rig Name	Design	Area	From	To	Dayrate 2	Comments
Pride South Carolina Pride Tennessee	200’ MC/TD 300’ ILC/TD	Mexico Mexico	Jul-02 Jul-03	Mar-06 Jun-06	Low $30s High $40s
Pride Texas	300’ MC/TD	Mexico	Nov-03	Mar-05	Mid $30s
Pride Wisconsin	300’ ILS/TD	Mexico	Jan-04	Dec-06	Mid $30s	New contract
Gulf of Mexico — USA (11)
Pride Arizona	250’ MS/TD	USA	Jun-04	Jun-05	High $20s
Pride Florida	200’ MC/TD	USA	Apr-04	Jul-04	High $20s
Pride Georgia	250’ MS/TD	USA	Feb-04	Jun-04	Mid $20s
Pride Illinois	225’ MS	USA
Pride Kansas	250’ MC/TD	USA	Nov-02	May-04	High $20s	Dayrate indexed monthly based on market dayrates
Pride Kentucky	250’ MS	USA
Pride Michigan	250’ MS	USA	Mar-04	May-04	Mid $20s
Pride Missouri	250’ MC/TD	USA	Jan-04	Jun-04	Mid $20s
Pride New Mexico	200’ MC	USA	May-03 May-04	May-04 May-05	Mid $20s High $20s
Pride Utah	80’ MC/TD	USA
Pride Wyoming	250’ MS	USA
Platform Rigs — 21
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	High $10s 3	3 of 3 rigs contracted
Platform Rigs — USA	18 Units	USA	Various	Various	High $10s 3	6 of 18 rigs contracted
Tenders — 5
Al Baraka 1	650’ WD	W Africa
Alligator	330’ WD	W Africa	Jul-04	Jan-06	High $30s	5-yr survey and upgrade until 6/04
Barracuda	330’ WD	W Africa	Jul-02	Jul-04	Low $40s
Ile De Sein	450’ WD	SE Asia	Dec-02	Oct-04	Mid $30s
Piranha	600’ WD	SE Asia	Mar-03	Jun-05	Mid $30s
Barges — 3
Bintang Kalimantan	21’ WD	W Africa	Sep-01	Oct-04	High $20s
Pride I	150’ WD	Venezuela	Jan-95	Jan-05	Mid $20s
Pride II	150’ WD	Venezuela	Jan-95	Jan-05	Mid $20s
MANAGED UNITS
Semisubmersible — 1
Leiv Eiriksson	8,200’ WD, DP	W Africa			**[4]	Idle since 3/25/04
Jackups — 2
GP 19	150’ ILC	Venezuela	Dec-00	Apr-04	**	Management fee
GP 20	150’ ILC	Venezuela	Dec-00	Apr-04	**	Management fee
Platform Rig — 1
Kizomba A	TLP Drilling Rig	W Africa	Dec-03	Dec-08	**	Management fee

1	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

2	Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

3	Average contract dayrate for the rig class.

4	** Not applicable.

Key:
DP- Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

PRIDE INTERNATIONL RIG STATUS
April 30, 2004

LAND FLEET

	RIG COUNT
Country	Total	Contracted	Utilization
Argentina Drilling	51	42	82%
Argentina Workover	101	94	93%
Bolivia Drilling	5	2	40%
Bolivia Workover	3	2	67%
Colombia / Ecuador Drilling	13	6	46%
Colombia / Ecuador Workover	8	6	75%
Brazil Drilling[5]	1	0	0%
Brazil Workover[6]	10	9	90%
Venezuela Drilling	11	9	82%
Venezuela Workover	29	22	76%
Russia / Kazakhstan	3	2	67%
Chad	5	5	100%
Other Land	14	6	43%

Total Rigs	254	205	81%

5	RIG MANAGED BY PRIDE, BUT OWNED BY A THIRD PARTY.

6	FOUR RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.

Key:
DP- Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform